SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                            September 5, 2006
                           --------------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245


               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ---------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                               Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                   -2-


Item 5.02.  Departure of Directors or Principal Officers; Election of
            ---------------------------------------------------------
            Directors; Appointment of Principal Officers.
            --------------------------------------------

          On September 6, 2006, North European Oil Royalty Trust
(the "Trust") issued a press release announcing the retirement, effective October 31, 2006, of John H. Van Kirk, the Trust's Managing Trustee and chief executive officer. Mr. John H. Van Kirk will be named Founding Trustee Emeritus and will continue to serve as a consultant to the Trust and its Trustees. The Trust also announced that, effective November 1, 2006,
(1) Robert P. Adelman, a Trustee since 1987, will assume the role of Managing Trustee and vacate his position as Audit Committee chair, (2) Lawrence A. Kobrin will be designated as a Trustee, (3) Samuel M. Eisenstat, a Trustee since 1996, will assume the role of Audit Committee chair and
(4) John R. Van Kirk, the son of John H. Van Kirk, will be designated as chief executive officer and will continue to serve in his present role as Managing Director and chief financial officer.

          Mr. John R. Van Kirk has served as Managing Director of the Trust since 1990. The Trust has not entered into any new employment or compensation arrangements with Mr. John R. Van Kirk as a result of his assuming the additional role of chief executive officer.

          Mr. Kobrin is a partner of the law firm of Cahill Gordon & Reindel LLP in New York, New York, a position he has held since 1984. Cahill Gordon & Reindel LLP has provided legal services to the Trust since that time.

          Filed herewith as Exhibit 99 is a copy of the press release, which is incorporated by reference herein.





























                                   -3-

Item 9.01.   Financial Statements and Exhibits.
             ----------------------------------

            (c) Exhibits

               The following exhibit is filed herewith:

               Exhibit 99. A press release dated September 6, 2006 and disseminated through PR Newswire announcing the resignation of John H. Van Kirk as Managing Trustee of North European Oil Royalty Trust, the naming of Robert P. Adelman, a currently serving Trustee, as his successor and the appointment of Lawrence A. Kobrin as a new Trustee.


                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director


Dated:   September 6, 2006